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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (Date of earliest event reported): JUNE 18, 2002



                          TESORO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)




          DELAWARE                        1-3473                 95-0862768
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)





               300 CONCORD PLAZA DRIVE                      78216-6999
                 SAN ANTONIO, TEXAS                         (Zip Code)
      (Address of principal executive offices)




       Registrant's telephone number, including area code: (210) 828-8484


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ITEM 5. OTHER EVENTS

         On June 18, 2002, Tesoro Petroleum Corporation issued a press release (the "Press Release") announcing its goals to reduce debt by $500 million by the end of 2003 and its updated forecast for the second quarter of 2002. The Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         The information presented may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified as Risk Factors and Investment Considerations in Tesoro's Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in the Press Release could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial statements of businesses acquired.

                  Not applicable.

         (b) Pro forma financial information.

                  Not applicable.

         (c) Exhibits.

                  99.1 Press Release issued on June 18, 2002 by Tesoro Petroleum Corporation.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 1, 2002


                                       TESORO PETROLEUM CORPORATION




                                       By:        /s/ Gregory A. Wright
                                          --------------------------------------
                                                     Gregory A. Wright
                                                  Senior Vice President
                                               and Chief Financial Officer

                                INDEX TO EXHIBITS


        EXHIBIT
        NUMBER               DESCRIPTION
         99.1                Press Release issued on June 18, 2002 by Tesoro
                             Petroleum Corporation.